                                                                   EXHIBIT 10.66

         SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT


        This sixth amendment to first amended and restated credit agreement ("Amendment") is made and entered into as of March 31, 1998, by and between U.S. BANK NATIONAL ASSOCIATION, successor by merger to U. S. Bank of Washington, National Association ("U. S. Bank"), and GARGOYLES, INC., a Washington corporation ("Borrower").

                                R E C I T A L S:

        A. On or about April 7, 1997, U. S. Bank and Borrower entered into that certain first amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby U. S. Bank agreed to extend certain credit facilities to Borrower. U. S. Bank and Borrower have entered into five previous amendments to the Credit Agreement.

        B. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will grant Borrower's request to reset certain financial covenants and defer certain principal reduction payments on the Term Loan and the Equipment Loans.

        NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I.  AMENDMENT; DEFINITIONS

1.1     Amendment

        The Credit Agreement and each of the other Loan Documents are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

1.2     Modification of Definitions

        As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.


SIXTH  AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                             PAGE 1

ARTICLE II.  PAYMENT DEFERRAL

2.1     TERM LOAN

        Section 3.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                U. S. Bank and Borrower hereby acknowledge that the outstanding principal balance of the Term Loan as of the date of this Amendment is $16,470,000. The maximum outstanding principal balance under the Term Loan shall at no time exceed the following amounts for the time periods set forth below ("Term Loan Commitment").


   TIME PERIOD                  TERM LOAN COMMITMENT
   -----------                  --------------------
3/31/98 - 1/3/99                   $16,470,000
1/4/99 - 4/30/99                    $8,220,000


2.2     EQUIPMENT LOANS

        Sections 4.5(b) and (c) of the Credit Agreement are deleted in their entirety and replaced with the following:

                (b) Borrower shall make the following principal reduction payments to U. S. Bank on the Equipment Loans:

                (i) $547,500 on Equipment Loan I on January 4, 1999;

                (ii) $37,500 on Equipment Loan II on January 4, 1999;

                (iii) $182,500 on Equipment Loan I on March 31, 1999; and

                (iv) $12,500 on Equipment Loan II on March 31, 1999.

                (c) Borrower shall pay U. S. Bank all outstanding principal, accrued interest, and other charges with respect to each Equipment Loan on April 30, 1999.

SIXTH  AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                             PAGE 2

ARTICLE III.  FINANCIAL COVENANTS

3.1     TANGIBLE NET WORTH

        Section 8.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                Permit Tangible Net Worth to be less than the following amounts at any time during the time periods set forth below:


                               MINIMUM TANGIBLE NET
     TIME PERIODS                      WORTH
     ------------                      -----
   2/28/98 - 3/30/98               ($16,203,000)

   3/31/98 - 4/29/98               ($17,237,000)

   4/30/98 - 5/30/98               ($17,151,000)

   5/31/98 - 6/29/98               ($16,352,000)

   6/30/98 - 7/30/98               ($15,794,000)

   7/31/98 - 8/30/98               ($14,879,000)

   8/31/98 - 9/29/98               ($14,181,000)

  9/30/98 - 10/30/98               ($14,183,000)

  10/31/98 - 11/29/98              ($14,417,000)

  11/30/98 - 12/30/98              ($14,384,000)

  12/31/98 - 1/30/99               ($15,738,000)

   1/31/99 - 2/27/99               ($15,943,000)

   2/28/99 - 3/30/99               ($16,203,000)

3/31/99 and thereafter             ($17,237,000)


3.2     WORKING CAPITAL

        Section 8.16 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

SIXTH  AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                             PAGE 3

        Permit Working Capital to be less than the following amounts at any time during the time periods set forth below:


                                   MINIMUM WORKING
      TIME PERIODS                     CAPITAL
      ------------                     -------
    2/28/98 - 3/30/98                 $1,025,000

    3/31/98 - 4/29/98                   $112,000

    4/30/98 - 5/30/98                ($2,867,000)

    5/31/98 - 6/29/98                ($1,946,000)

    6/30/98 - 7/30/98                ($1,245,000)

    7/31/98 - 8/30/98                  ($188,000)

    8/31/98 - 9/29/98                   $532,000

   9/30/98 - 10/30/98                   $648,000

   10/31/98 - 11/29/98                  $572,000

   11/30/98 - 12/30/98                  $713,000

   12/31/98 - 1/30/99                  ($338,000)

    1/31/99 - 2/27/99                  ($338,000)

    2/28/99 - 3/30/99                  ($338,000)

 3/31/99 and thereafter                ($338,000)


3.3     DEBT SERVICE COVERAGE RATIO

        Section 8.17 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:


SIXTH  AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                             PAGE 4

        Permit the Debt Service Coverage Ratio to be less than the following amounts as of the last day of each month set forth below for such month.


                               MINIMUM DEBT SERVICE
     MONTH ENDING                 COVERAGE RATIO
     ------------                 --------------
       2/28/98                       .19:1.00

       3/31/98                      -2.68:1.00

       4/30/98                       1.64:1.00

       5/31/98                       3.85:1.00

       6/30/98                       3.12:1.00

       7/31/98                       4.29:1.00

       8/31/98                       3.67:1.00

       9/30/98                       1.39:1.00

       10/31/98                      .56:1.00

       11/30/98                      1.54:1.00

       12/31/98                     -4.48:1.00

       1/31/99                      -2.07:1.00

       2/28/99                       .19:1.00

3/31/99 and thereafter              -2.68:1.00


3.4     MINIMUM MONTHLY SALES

        Permit Borrower's net sales (determined in accordance with generally accepted accounting principles) for any month to be less than the following amounts:


SIXTH  AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                             PAGE 5

                                MINIMUM MONTHLY
 MONTH ENDING                         SALES
February 28, 1998                   $3,883,000

March 31, 1998                      $3,197,000

April 30, 1998                      $5,066,000

May 31, 1998                        $5,705,000

June 30, 1998                       $5,242,000

July 31, 1998                       $5,451,000

August 31, 1998                     $4,964,000

September 30, 1998                  $4,159,000

October 31, 1998                    $3,761,000

November 30, 1998                   $3,964,000

December 31, 1998                   $2,671,000

January 31, 1999                    $3,045,000

February 28, 1999                   $3,883,000

March 31, 1999                      $3,197,000

3.5     MINIMUM MONTHLY EBITDA

        Permit EBITDA for any month to be less than the following amounts:


SIXTH  AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                             PAGE 6

   MONTH ENDING                     MINIMUM EBITDA
   ------------                     --------------
February 28, 1998                      $105,000

March 31, 1998                        ($629,000)

April 30, 1998                         $407,000

May 31, 1998                           $998,000

June 30, 1998                          $807,000

July 31, 1998                        $1,094,000

August 31, 1998                        $908,000

September 30, 1998                     $330,000

October 31, 1998                       $128,000

November 30, 1998                      $342,000

December 31, 1998                     ($972,000)

January 31, 1999                      ($437,000)

February 28, 1999                      $105,000

March 31, 1999                        ($629,000)


ARTICLE IV.  CONDITIONS PRECEDENT

        The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to U. S. Bank's satisfaction:

        (a) U. S. Bank shall have received this Amendment, duly executed and delivered by Borrower, H.S.C., Inc., Sungold Eyewear, Inc. and Private Eyes Sunglass Corporation.

        (b) After having given effect to any waivers and modifications of definitions set forth in this Amendment, there shall not exist any Default or Event of Default.

        (c) All representations and warranties of Borrower contained in the Credit Agreement or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such


SIXTH  AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                             PAGE 7
representations and warranties had been made on and as of the date of this Amendment.

        (d) U. S. Bank shall have received a certified resolution of the board of directors of Borrower and each of the undersigned guarantors in a form acceptable to U. S. Bank.

ARTICLE V.  GENERAL PROVISIONS

5.1     REPRESENTATIONS AND WARRANTIES

        Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment and after having given effect to any waivers and modifications to definitions set forth in this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

5.2     SECURITY

        All Loan Documents evidencing U. S. Bank's security interest in the Collateral shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to U. S. Bank.

5.3     GUARANTIES

        The parties hereto agree that the Guaranties shall remain in full force and effect and continue to guarantee the repayment of the Loans to U. S. Bank as set forth in such Guaranties.

5.4     PAYMENT OF EXPENSES

        Borrower shall pay on demand all costs and expenses of U. S. Bank incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment and the exhibits hereto, including, without limitation, attorneys' fees incurred by U. S. Bank.


SIXTH  AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                             PAGE 8

5.5     SURVIVAL OF CREDIT AGREEMENT

        The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of Borrower's obligations under the Credit Agreement have been satisfied in full. Consistent with Section 7.1(b) of the Credit Agreement, U. S. Bank and Borrower acknowledge and agree that there shall exist an Event of Default in the event that Borrower does not deliver to
U. S. Bank on or before April 30, 1998, audited financial statements of Borrower for Borrower's fiscal year ended December 31, 1997, together with an unqualified opinion from Borrower's current independent certified public accountant.

5.6     RELEASE OF CLAIMS

        IN CONSIDERATION FOR U. S. BANK'S AGREEMENT TO ENTER INTO THIS AMENDMENT, BORROWER, H.S.C., INC., SUNGOLD EYEWEAR, INC., AND PRIVATE EYES SUNGLASS CORPORATION EACH HEREBY RELEASES AND FOREVER DISCHARGES U. S. BANK, ITS PREDECESSORS AND SUCCESSORS-IN-INTEREST, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, LIABILITIES, CHARGES, ACTIONS, LOSSES, CAUSES OF ACTION, COSTS, EXPENSES, COMPENSATION, AND SUITS OF ANY KIND, PAST, PRESENT OR FUTURE, ARISING FROM OR ALLEGED TO ARISE FROM THEIR BUSINESS RELATIONSHIP, INCLUDING THE RELATIONSHIP PROVIDED FOR IN THE CREDIT AGREEMENT THROUGH THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN. THIS RELEASE IS INTENDED TO BE COMPLETE AND COMPREHENSIVE WITH RESPECT TO ALL SUCH CLAIMS. THIS RELEASE OF CLAIMS HAS BEEN COMPLETELY READ AND FULLY UNDERSTOOD AND VOLUNTARILY ACCEPTED FOR THE PURPOSE OF MAKING A FULL AND FINAL COMPROMISE AND SETTLEMENT WITH RESPECT TO ALL CLAIMS, DISPUTED OR OTHERWISE.

5.7     COUNTERPARTS

        This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.


SIXTH  AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                             PAGE 9

5.8     STATUTORY NOTICE

        ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

        IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                                      GARGOYLES, INC., a Washington corporation


                                      By    /s/ Leo Rosenberger
                                            --------------------------------
                                      Title     CEO and CFO
                                            --------------------------------


                                      U. S. BANK NATIONAL ASSOCIATION


                                      By    /s/ David C. Larsen
                                            --------------------------------
                                             David C. Larsen, Vice President


SIXTH  AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                            PAGE 10

Each of the undersigned Guarantors hereby (i) reaffirms its Guaranty and its Security Agreement, (ii) agrees that its Guaranty guarantees the repayment of the Loans, as amended herein, (iii) agrees that its respective Security Agreement and related collateral documents secures the payment and performance of the Secured Obligations described in such Security Agreement, (iv) acknowledges that its obligations pursuant to its Guaranty and Security Agreement are enforceable without defense, offset, or counterclaim, and (v) agrees to the release of claims set forth in Section 5.6 of this Amendment.

                                      H.S.C., Inc., a Washington corporation


                                      By   /s/ Leo Rosenberger
                                           ------------------------------
                                      Title    President and CFO
                                           ------------------------------

                                      SUNGOLD EYEWEAR, INC., a Washington
                                      corporation


                                      By   /s/ Leo Rosenberger
                                           ------------------------------
                                      Title    CEO and CFO
                                           ------------------------------

                                      PRIVATE EYES SUNGLASS CORPORATION, a
                                      Washington corporation


                                      By   /s/ Leo Rosenberger
                                           ------------------------------
                                      Title    President and CFO
                                           ------------------------------

SIXTH  AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                            PAGE 11